As filed with the Securities and Exchange Commission on May 1, 2001

                            1933 Act File No. 33-2847
                           1940 Act File No. 811-4625
   ---------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 25 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 25 [X]

                        MIDAS SPECIAL EQUITIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 480-6432
              (Registrant's Telephone Number, including Area Code)

                               MONICA PELAEZ, ESQ.
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

____     immediately upon filing pursuant to paragraph (b) of Rule 485

X        on May 1, 2001 pursuant to paragraph (b) of Rule 485

____     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on  (date)pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]
                                   MIDAS FUNDS
                            Discovering Opportunities



          MIDAS SPECIAL EQUITIES FUND                MIDAS INVESTORS
          MIDAS U.S. AND OVERSEAS FUND               MIDAS FUND
          DOLLAR RESERVES


                          Prospectus dated May 1, 2001


Newspaper Listing The Funds' net asset values are shown daily in the mutual fund section of newspapers nationwide under the heading "Midas."

This prospectus contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider five investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................3

PAST PERFORMANCE...............................................................4

FEES AND EXPENSES OF THE FUNDS.................................................9

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................10

ADDITIONAL PRINCIPAL INVESTMENT RISKS.........................................14

PORTFOLIO MANAGEMENT..........................................................15

MANAGEMENT FEES...............................................................15

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................15

PURCHASING SHARES.............................................................16

EXCHANGE PRIVILEGES...........................................................17

REDEEMING SHARES..............................................................17

ACCOUNT AND TRANSACTION POLICIES..............................................18

DISTRIBUTIONS AND TAXES.......................................................18

FINANCIAL HIGHLIGHTS..........................................................19

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

What are the principal investment objectives of the Midas Funds?


MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.
--------------------------------------------------------------------------------

What are the principal investment strategies of the Midas Funds?


MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS U.S. AND OVERSEAS FUND invests principally in a portfolio of securities of U.S. and overseas issuers with growth in earnings or reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.


MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS INVESTORS invests at least 65% of the Fund's total assets in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved, directly or indirectly, in mining, processing or dealing in gold or other precious metals, (ii) gold, platinum and silver bullion, and (iii) gold coins. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

DOLLAR RESERVES invests exclusively in money market obligations of the U.S. Government, its agencies and instrumentalities.
--------------------------------------------------------------------------------

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Dollar Reserves) are subject to the risks associated with:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.


Special Situations. Investments in emerging companies and special situations, such as reorganizations or liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies.


Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.
--------------------------------------------------------------------------------

Midas Fund and Midas Investors are subject to the risks associated with:


Precious Metals Price. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.


Mining. Resource mining by its nature involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining.


Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.
--------------------------------------------------------------------------------


Dollar Reserves is subject to the following risk:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

                                PAST PERFORMANCE


The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indices (except in the case of Dollar Reserves) and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the 42 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International World Index ND ("MSCI World Index") is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. Morningstar's World Stock Fund Average ("MSFA") is an equally weighted average of 25 world equity mutual funds. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

MIDAS SPECIAL EQUITIES FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

40.54         28.38       (36.39)       (16.54)       (40.47)
-----         -----       -------       -------       -------
1991          1992        1993          1994          1995

1.06          5.23        (5.00)        30.58         (21.18)
----          ----        ------        -----         -------
1996          1997        1998          1999          2000


                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%








           Average annual total return for the periods ended 12/31/00


                                   1 Year          5 Years        10 Years
                               -------------------------------------------------
Midas Special Equities Fund       (21.18)%          0.78%          9.85%
S&P 500                           (9.10)%          18.32%          17.45%
Russell 2000 Index                (3.03)%          10.32%          15.53%


MIDAS U.S. AND OVERSEAS FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

22.55         (2.57)        26.71       (13.12)       (25.11)
-----         ------        -----       -------       -------
1991          1992          1993        1994          1995

5.34          5.64          (1.18)      47.44         (52.09)
----          ----          ------      -----         -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                   10/99-12/99
                                     51.37%

                                 Worst Quarter:
                                    4/00-6/00
                                    (26.47)%






           Average annual total return for the periods ended 12/31/00


                                     1 Year          5 Years       10 Years
                                ------------------------------------------------
Midas U.S. and Overseas Fund        (52.09)%         (4.47)%        2.69%
MSFA                                (10.58)%         12.11%         10.72%
MSCI World Index                    (13.18)%         12.12%         11.93%

MIDAS FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

(0.2)         (7.16)        99.24       (17.27)       36.73
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

21.22         (59.03)       (28.44)     (9.93)        (38.24)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%







           Average annual total return for the periods ended 12/31/00


                       1 Year              5 Years               10 Years
                ----------------------------------------------------------------
Midas Fund            (38.24)%             (27.69)%               (8.47)%
S&P 500               (9.10)%               18.32%                17.45%
PMA                   (17.69)%             (13.81)%               (5.39)%



MIDAS INVESTORS
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

(1.14)        (17.18)       87.63       (13.83)       (5.43)
------        -------       -----       -------       ------
1991          1992          1993        1994          1995

4.26          (55.69)       (32.21)     (6.03)        (26.42)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000


                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%








           Average annual total return for the periods ended 12/31/00


                            1 Year            5 Years             10 Years
                     -----------------------------------------------------------
Midas Investors            (26.42)%           (26.36)%            (12.21)%
S&P 500                     (9.10)%            18.32%              17.45%
PMA                        (17.69)%           (13.81)%             (5.39)%

DOLLAR RESERVES
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

5.38          3.15          2.44       3.39          4.99
----          ----          ----       ----          ----
1991          1992          1993       1994          1995

4.74          4.96          4.96       4.38          5.74
----          ----          ----       ----          ----
1996          1997          1998       1999          2000

                                  Best Quarter:
                                    7/00-9/00
                                      1.54%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%









For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).

           Average annual total return for the periods ended 12/31/00


                            1 Year               5 Years             10 Years
                    ------------------------------------------------------------
Dollar Reserves              5.74%                4.91%               4.38%
LAMMI                        5.71%                4.99%               4.13%

                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on
Purchases...................................................................NONE
Maximum Deferred Sales Charge
(Load)......................................................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends...................................................................NONE
Redemption Fee within 30 days of purchase (all Funds except Dollar
Reserves)..................................................................1.00%

                         Annual Fund Operating Expenses
 (expenses as % of average daily net assets that are deducted from Fund assets)

                                                                                       Total          Fee Waiver
                                                                                       Annual         and
                                                   Distribution                        Fund           Expense
                                  Management       and Service         Other           Operating      Reimburse-      Net
                                     Fees          (12b-1) Fees        Expenses *      Expenses       ment            Expenses
                            --------------------------------------------------------------------------------------------------------
Midas Special Equities Fund        0.90%            1.00%              1.54%           3.44%          0.00            3.44%
Midas U.S. and Overseas Fund       1.00%            1.00%              2.95%           4.95%          0.75            4.20%**
Midas Fund                         1.00%            0.25%              2.23%           3.48%          0.00            3.48%
Midas Investors                    1.00%            1.00%              3.86%           5.86%          0.75            5.11%**
Dollar Reserves                    0.50%            0.25%              0.49%           1.24%          0.00            1.24%***

* Includes the reimbursement by each Fund to Midas Management Corporation for accounting and other administrative services which are authorized by the Board of Directors. These services may vary over time, therefore, the amount of the reimbursement may fluctuate.

** Reflects a contractual distribution fee waiver that will continue through May 1, 2002.

*** The Investment Manager is voluntarily waiving 0.25% of its fees and the Distributor is waiving 0.15% of its fees. These voluntary waivers may be terminated at any time. With these waivers, Management fees were 0.25%, Distribution and Service (12b-1) Fees were 0.10%, and total annual fund operating expenses were 0.84%

EXAMPLE:
This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same (except in the cases footnoted below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                One Year   Three Years   Five Years   Ten Years
                               ------------------------------------------------
Midas Special Equities Fund       $347     $1,056        $1,788       $3,721
Midas U.S. and Overseas Fund*     $422     $1,420        $2,420       $4,922
Midas Fund                        $351     $1,068        $1,807       $3,756
Midas Investors*                  $511     $1,671        $2,812       $5,579
Dollar Reserves                   $126       $393          $681       $1,500


* The first year expenses in each of the time periods indicated reflect expense waivers by contractual agreement.

              PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS




MIDAS SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation. The Fund invests primarily in equity securities, often involving special situations, such as liquidations and reorganizations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.


     In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices.


     The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling.


     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.





     The Fund may invest significantly in emerging companies and special situations, which include companies undergoing unusual or possibly one-time developments such as reorganizations or liquidations. These investments may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.


     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.


MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

     The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     The Fund may invest in companies which have small, medium or large capitalizations. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund will be exposed to the unique risks of foreign investing, which involves certain risks not typically associated with investments in domestic issuers. Such risks, including political and economic instability, and fluctuations in currency exchange rates, are intensified when investing in emerging markets. Additionally, the Fund may use leverage and engage in short-selling and futures and options strategies.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.


MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.


     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the investment manager, its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in issuers with investment grade ratings with fixed income securities.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 12.


MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

     The Fund pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.


     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.



Principal Risks
--------------------------------------------------------------------------------

     The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other natural resources could have a substantial effect on supply and demand in countries throughout the world.


     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.



For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.


DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

     The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.


For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Dollar Reserves) are:


Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap companies are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason each Fund should be considered a long term investment and not a vehicle for seeking short term profit.


Foreign Investment. Midas U.S. and Overseas Fund normally will be, and each of the other Funds can be, exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. Each Fund is non-diversified which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.


Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from a purchase of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss on a short sale arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.


Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.


Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Concentration Risk. Midas Fund and Midas Investors are subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.


All of the Funds are subject to the principal risks associated with:


Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed-income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.


Bassett S. Winmill is the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund. He is the Chief Investment Strategist of the investment manager, a member of its Investment Policy Committee and a director of three of the Funds. He has served as the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund since November 30, 1999. Prior to that he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Midas Fund is managed by the investment manager's Investment Policy Committee.


Thomas B. Winmill is the portfolio manager of Midas Investors. He has served as the portfolio manager of the Fund since May 1, 1998. He is the President and Chief Executive Officer of the investment manager and the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines.


Marion E. Morris manages Dollar Reserves. She is a Senior Vice President of the investment manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager.


                                 MANAGEMENT FEES


Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund pay management fees of 1.00% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2000, Midas Fund, Midas Investors, Midas Special Equities Fund, Midas U.S. and Overseas Fund and Dollar Reserves paid the investment manager a fee of 1.00%, 1.00%, 0.90%, 1.00% and 0.50%, respectively, of the Fund's average daily net assets.



                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Based on a one year contractual agreement which may be renewed, Midas Investors and Midas U.S. and Overseas Fund each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Without the agreement, each of these Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.


                                PURCHASING SHARES


Your price for Fund shares (except for Dollar Reserves) is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. With respect to Dollar Reserves, the NAV per share is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open; purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividend. Investments in Dollar Reserves received between 11 a.m. and 4 p.m. receive that day's net asset value but not that day's dividend. The

Funds' shares will not be priced on the days on which the exchange is closed for trading. Except for Dollar Reserves, the Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


Opening Your Account
--------------------------------------------------------------------------------

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. Call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments


Account Type   Initial    Subsequent   IRA Accounts      Initial    Subsequent
--------------------------------------------------------------------------------
Regular         $1,000       $100      Traditional,       $1,000       $100
                                       Roth IRA
--------------------------------------------------------------------------------
UGMA/UTMA       $1,000       $100      Spousal,           $1,000       $100
                                       Rollover IRA
--------------------------------------------------------------------------------
403(b) plan     $1,000       $100      Education            $500        N/A
--------------------------------------------------------------------------------
Automatic                              SEP, SAR-SEP,
Investment        $100       $100      SIMPLE IRA         $1,000       $100
Program
--------------------------------------------------------------------------------

IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

                       Midas Automatic Investment Program


Plan                          Description
---------------------------   --------------------------------------------------
Midas Bank Transfer Plan      For making automatic investments from a designated
                              bank account.
---------------------------   --------------------------------------------------
Midas Salary Investing Plan   For making automatic investments through a payroll
                              deduction.
---------------------------   --------------------------------------------------
Midas Government Direct       For making automatic investments from your federal
Deposit Plan                  employment, Social Security or other regular
                              federal government check.

Each Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
--------------------------------------------------------------------------------


By check. Complete a Midas Funds FastDeposit form which is detachable from the bottom of your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64105

(see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.


By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, call 1-800-400-MIDAS (6432).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                               EXCHANGE PRIVILEGES


You may exchange at least $500 worth of shares of the Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m. eastern time on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.


                                REDEEMING SHARES


Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee.


In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

By telephone. To expedite the redemption of Fund shares call 1-800-400-MIDAS
(6432) to speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

     For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

     For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative.


Redemption fee. Each Fund (other than Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. If shares of any Fund (other than Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.


Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and capital gains, if any, normally are paid once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.

Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                    Tax treatment
-----------------------------------------------------------    -----------------
Income dividends                                               Ordinary income
-----------------------------------------------------------    -----------------
Short term capital gains distributions                         Ordinary income
-----------------------------------------------------------    -----------------
Long term capital gains distributions                          Capital gains
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for more than one year       Capital gains or
                                                               losses
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for one year or less         Gains are treated
                                                               as ordinary
                                                               income; losses
                                                               are subject to
                                                               special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Normally, each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS


The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. The fiscal year end for Dollar Reserves, and Midas Investors was changed to December 31 during 1998. Previously, the fiscal year end for Dollar Reserves, and Midas Investors was June 30 and June 30, respectively. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.






------------------------------------------------------------------------------------------------------------------------------------


                                                     MIDAS SPECIAL EQUITIES FUND



                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                           ----           ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $    26.56     $    20.34     $    23.38     $    22.96     $    25.42
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment loss ...........................         (.39)          (.27)          (.61)          (.38)          (.73)
   Net realized and unrealized gain (loss) .......        (5.27)          6.49           (.65)          1.55            .99
                                                     ----------     ----------     ----------     ----------     ----------
         Total from investment operations ........        (5.66)          6.22          (1.26)          1.17            .26
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains .........         (.88)            --          (1.78)          (.75)         (2.72)
                                                     ----------     ----------     ----------     ----------     ----------
   Net increase (decrease) in net asset value ....        (6.54)          6.22          (3.04)           .42          (2.46)
Net asset value at end of period .................   $    20.02     $    26.56     $    20.34     $    23.38     $    22.96
                                                     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .....................................        (22.2)%         30.6%          (5.0)%          5.3%           1.0%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   29,036     $   41,629     $   36,807     $   44,773     $   49,840
Ratio of expenses to average net assets(a)(b) ....         3.44%          3.13%          3.42%          2.81%          2.92%
Ratio of net investment loss to average net assets        (1.77)%        (1.44)%        (2.57)%        (1.48)%        (2.81)%
Portfolio turnover rate ..........................          248%           159%            97%           260%           311%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio excluding interest expense was 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian fee credits was 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There was no custodian fee credit for 1996.

                                                    MIDAS U.S. AND OVERSEAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                          ----          ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $   10.52     $    7.17     $    7.35     $    7.91     $    8.36
                                                     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
   Net investment loss ...........................        (.23)         (.10)         (.10)        (0.05)        (0.24)
   Net realized and unrealized gain ..............       (5.13)         3.49           .18          0.46          0.68
                                                     ---------     ---------     ---------     ---------     ---------
         Total from investment operations ........       (5.36)         3.39           .08          0.41          0.44
                                                     ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net realized gains .........        (.65)         (.04)         (.26)        (0.97)        (0.89)
                                                     ---------     ---------     ---------     ---------     ---------
Net asset value at end of period .................   $    4.51     $   10.52     $    7.17     $    7.35     $    7.91
                                                     =========     =========     =========     =========     =========
TOTAL RETURN .....................................      (52.09)%       47.44%         1.18%         5.64%         5.34%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   3,943     $   9,881     $   7,340     $   8,446     $   9,836
Ratio of expenses to average net assets(a)(b) ....        4.20%         3.19%         3.33%         3.28%         3.20%
Ratio of net investment loss to average net assets       (3.34)%       (1.52)%       (1.38)%       (0.63)%       (2.74)%
Portfolio turnover rate ..........................         238%          174%           69%          205%          255%

* Per share net investment and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after the transfer agent and custodian fee credits was 4.18%, 3.16% and 3.22% for 2000, 1999 and 1997, respectively. There were no custodian credits for 1998 and 1996.
(b) Ratio prior to waiver by the Distributor was 4.95% and 3.69% for the years ended December 31, 2000 and 1999.



                                                                      MIDAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997            1996
                                                               ----           ----           ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period ..............   $      1.36    $      1.51    $      2.11    $      5.15     $      4.25
                                                        -----------    -----------    -----------    -----------     -----------
Income from investment operations:
   Net investment loss ..............................          (.02)          (.01)            --           (.03)           (.05)
   Net realized and unrealized gain (loss) ..........          (.50)          (.14)          (.60)         (3.01)            .95
                                                        -----------    -----------    -----------    -----------     -----------
        Total from investment operations ............          (.52)          (.15)          (.60)         (3.04)            .90
                                                        -----------    -----------    -----------    -----------     -----------
Less distributions:
   Distributions from net realized gains ............            --             --             --             --              --
                                                        -----------    -----------    -----------    -----------     -----------
Net asset value at end of period ....................   $       .84    $      1.36    $      1.51    $      2.11     $      5.15
                                                        ===========    ===========    ===========    ===========     ===========
TOTAL RETURN ........................................        (38.24)%        (9.93)%       (28.44)%       (59.03)%         21.22%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .........   $    34,820    $    71,280    $    87,841    $   100,793     $   200,457
Ratio of expenses to average net assets(a)(b) .......          3.48%          2.81%          2.33%          1.90%           1.63%
Ratio of net investment loss to average net assets(c)         (2.35)%         (.80)%         (.02)%         (.72)%          (.92)%
Portfolio turnover rate .............................           109%            74%            27%            50%             23%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 2.15% and 1.83% for the years ended December 31, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 3.40%, 2.73%, 2.30%, 1.88% and 1.61% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (c) Ratio prior to reimbursement by the investment manager was (0.97)% and (1.12)%, for the years ended December 31, 1997 and 1996, respectively.

                                                                 MIDAS INVESTORS


                                                                            Six Months
                                                           Years Ended        Ended
                                                           December 31,     December 31,              Years Ended June 30,
------------------------------------------------  -----------------------   ------------   -----------------------------------------
                                                        2000         1999         1998           1998         1997          1996
                                                        ----         ----         ----           ----         ----          ----
PER SHARE DATA*
Net asset value at beginning of period .........  $     2.65   $     2.82   $     3.67     $     7.14   $    14.02    $    13.13
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Income from investment operations:
   Net investment loss .........................        (.07)        (.06)        (.04)          (.12)        (.25)         (.22)
   Net realized and unrealized gain (loss) .....        (.63)        (.11)        (.81)         (2.94)       (4.36)         2.72
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total from investment operations .......        (.70)        (.17)        (.85)         (3.06)       (4.61)         2.50
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Less distributions:
   Distributions from net realized gains .......          --           --           --           (.41)       (2.27)        (1.61)
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total distributions ....................          --           --           --           (.41)       (2.27)        (1.61)
                                                               ----------   ----------     ----------   ----------    ----------
Net asset value at end of period ...............  $     1.95   $     2.65   $     2.82     $     3.67   $     7.14    $    14.02
                                                  ==========   ==========   ==========     ==========   ==========    ==========
TOTAL RETURN ...................................      (26.42%)      (6.03)%     (23.16)%       (43.45)%     (37.81)%       21.01%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ....  $    3,324   $    5,045   $    6,293     $    8,324   $   15,217    $   27,485
Ratio of expenses to average net assets(a)(b)(c)        5.11%        4.05%        4.32%**        3.88%        2.94%         3.05%
Ratio of net investment income (loss) to
   average net assets ..........................       (3.43)%      (2.29)%      (2.50)%**      (2.40)%      (2.06)%       (1.61)%
Portfolio turnover rate ........................          97%          52%          36%           136%          37%           61%

* Per share net investment loss and net realized and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized.
(a) Ratios excluding interest expense were 4.89%, 3.92%, 3.96%**, 3.57%, 2.77% and 2.93% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 4.98%, 3.80%, 4.30%** and 3.82% for the years ended December 31, 2000 and 1999,the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.
(c) Ratio prior to waiver by Distributor was 5.86% and 4.54% for the years ended December 31, 2000 and 1999, respectively.




                                                                 DOLLAR RESERVES


                                                                            Six Months
                                                        Years Ended           Ended
                                                        December 31,        December 31,               Years Ended June 30,
---------------------------------------------      --------------------   --------------  -----------------------------------------
                                                     2000          1999          1998            1998          1997          1996
                                                     ----          ----          ----            ----          ----          ----
PER SHARE DATA
Net asset value at beginning of period ......      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
Income from investment operations:
   Net investment income ....................        .056          .043          .022            .048          .047          .047
Less distributions:
   Distributions from net investment income .       (.056)        (.043)        (.022)          (.047)        (.047)        (.047)
   Distributions from paid-in capital .......          --            --            --          ($.001)           --            --
                                              -----------   -----------   -----------     -----------   -----------   -----------
Net asset value at end of period ............      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
                                              ===========   ===========   ===========     ===========   ===========   ===========
TOTAL RETURN ................................        5.74%         4.38%         4.46%**         4.88%         4.83%         4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .     $58,502       $64,250       $65,535         $61,602       $62,908       $62,467
Ratio of expenses to average net assets (a) .        0.84%         0.94%          .93%**          .86%          .71%          .90%
Ratio of net investment income to average net        5.54%         4.30%         4.43%**         4.71%         4.73%         4.70%
assets (b)

** Annualized. (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

                                    [GRAPHIC]
                                   MIDAS FUNDS
                            Discovering Opportunities



                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

-- Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

-- Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information
--------------------------------------------------------------------------------

-- By telephone, call 1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 9:00 a.m. to 5:00 p.m. on business days, eastern time or 1-888-503-VOICE (8642) for 24 hour, 7 day a week automated shareholder services.


--   By mail, write to: Midas Funds P.O. Box 219789 Kansas City, MO 64105


--   By e-mail, write to: info@midasfunds.com

--   On the Internet, Fund documents can be viewed online or downloaded from:
     SEC at http://www.sec.gov, or Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities
Fund); 811-04741 (Midas U.S. and Overseas Fund); 811-04316 (Midas Fund); 811-00835 (Midas Investors); and 811-02474 (Dollar Reserves).








518284                                                                 MF-C-5/01

Statement of Additional Information                     1933 Act File No. 2-2847
May 1, 2001                                           1940 Act File No. 811-4625














                        MIDAS SPECIAL EQUITIES FUND, INC.
                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)






     This Statement of Additional Information regarding Midas Special Equities Fund, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 2001. The Prospectus is available to prospective investors without charge upon request by calling 1-800-400-MIDAS
(6432).

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.




                                TABLE OF CONTENTS



THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................4

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......................5

THE INVESTMENT COMPANY COMPLEX................................................10

OFFICERS AND DIRECTORS........................................................10

INVESTMENT MANAGER............................................................11

INVESTMENT MANAGEMENT AGREEMENT...............................................11

DETERMINATION OF NET ASSET VALUE..............................................12

PURCHASE OF SHARES............................................................13

CALCULATION OF PERFORMANCE DATA...............................................13

DISTRIBUTION OF SHARES........................................................15

ALLOCATION OF BROKERAGE.......................................................16

DISTRIBUTIONS AND TAXES.......................................................18

CAPITAL STOCK INFORMATION.....................................................20

REPORTS TO SHAREHOLDERS.......................................................20

CUSTODIAN AND TRANSFER AGENT..................................................20

AUDITORS......................................................................20

FINANCIAL STATEMENTS..........................................................20

APPENDIX -- DESCRIPTIONS OF BOND RATINGS......................................21

                          THE FUND'S INVESTMENT PROGRAM

     The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the Prospectus. The Fund is a non-diversified, open-end management investment company organized as a Maryland corporation in 1986.


     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds.


     Foreign Securities. Because the Fund may invest in foreign securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.


     Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.

     The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.


     Borrowing. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.


     Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, all of the Funds may lend portfolio securities or other assets through such affiliate for a fee to other parties. Each Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one- third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by a Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


     Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments are often restricted securities because the securities are either themselves exempt from registra tion or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("QIBs"). Institutional restricted securities markets may provide both readily ascertain able values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD") An insufficient number of QIBs interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices resulting in liquidity problems.

     The Fund's Board of Directors has delegated the function of making day-to-day determinations of liquidity to Midas Management Corporation ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, and (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.


     Repurchase Agreements. A repurchase agreement is an agreement under which either U.S. government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim.

     Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

     To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of its net assets would then be invested in such agreements and other illiquid assets.


     Lower Rated Debt Securities. The Fund may invest in investment grade and non-investment grade debt securities. Ratings of "investment grade" or better include the four highest ratings of Standard & Poor's Ratings Group ("S&P") ('AAA', 'AA', 'A', or 'BBB') and Moody's Investors Service, Inc. ("Moody's") ('Aaa', 'Aa', 'A', or 'Baa'). There is no minimum quality rating for the debt securities in which the Fund may invest and the Fund may invest up to 35% of its assets in unrated debt securities or debt securities rated below investment grade, commonly referred to as junk bonds, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manger will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risk of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for a further description of S&P's and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve greater risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securi ties rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt issues may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the price and liquidity of lower rated securities, especially in a thinly traded market.

     U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

     Municipal Securities. Under certain circumstances municipal securities may offer the potential for capital appreciation relative to other fixed income alternatives even without taking into consideration the tax-advantaged nature of interest earned on such securities. At such times, the Fund may invest in municipal securities of varying maturities. The municipal securities in which the Fund may invest include general obligation and revenue or special obligation securities. General obligation securities are secured by an issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax. Municipal securities also include "private activity bonds," the interest income from which generally is subject to the Federal alternative minimum tax. Even though the interest from municipal securities may be exempt from Federal income tax, dividends paid by the Fund attributable to that interest will be fully taxable to Fund shareholders.

     Equity Securities. The Fund may invest in equity securities of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for capital appreciation. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

     Short Sales. The Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate cash or liquid securities at such a level that (i) the segregated amount plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the segregated amount plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may sell short up to 100% of its total assets.

                             INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Except for the percentage limitations referred to below in (4) with respect to borrowing, and in (i) with respect to illiquid securities, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:


1. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and
     (ii) short sales;

2.   Lend its assets, provided however, that the following are not prohibited:
     (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one-third of the Fund's total assets;

3. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

4. Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets);

5. Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies; or

6. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

The  Fund may:

(i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

(ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

(iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

     Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the Prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circum stances permitted by the CFTC. There is no guarantee, however, that the Investment Manager will engage in any of these transactions in the coming year. Certain special characteristics of and risks associated with using these instruments are discussed below. The use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded and the CFTC.

     There can be no assurance that the techniques described herein will provide adequate hedging or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise, and the Fund might not use any hedging techniques, as described herein or otherwise.

     In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and permitted by the applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

     Cover for Options, Futures and Forward Currency Contract Strategies. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) holding securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover and securities segregated cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Option Income and Hedging Strategies. The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. The call option enables the Fund to buy the underlying security at the predetermined exercise price. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net asset in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid provided, however that subject to evaluation by or under the direction of the Board of Directors, such cover will be deemed illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the pur chaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctua tions in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securi ties index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

     The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside or segregate permissible liquid assets whose value is marked to the market daily equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

     Foreign Currency Options and Related Risks. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securi ties denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange- traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Mana ger's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substan tially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, secur ities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange- traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securi ties or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This require ment may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

     (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securi ties in anticipation or as a result of market movements.

     Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

     The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

     The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfo lio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

     As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

     The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

     The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

     The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same future where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that futures prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same future where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the future is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that futures prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside or segregate permissible liquid assets equivalent in value to the amount, if any, by which the put is "in-the- money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying future.

     Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to set aside or segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash pay ments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

     (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

     (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

     (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

     Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign curren cies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         THE INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco") ("Investment Company Complex") are:



                        Bexil Corporation
                        Dollar Reserves, Inc.
                        Global Income Fund, Inc.
                        Midas Fund, Inc.
                        Midas Investors Ltd.
                        Midas Special Equities Fund, Inc.
                        Midas U.S. and Overseas Fund Ltd.
                        Tuxis Corporation


                             OFFICERS AND DIRECTORS

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Investment Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and, State Street Bank and Trust Company, Custodian.


     The Directors of the Fund, their respective offices, age and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 11 Hanover Square, New York, NY 10005.

BRUCE B. HUBER, CLU, ChFC, MSFS - Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is also a Director of four other investment companies in the Investment Company Complex. He is 71 years old.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a Managing Director of Hunt Howe Partners LLC executive recruiting consultants. He is also a Director of four other investment companies in the Investment Company Complex. He is 70 years old.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of four other investment companies in the Investment Company Complex. He is 78 years old.

THOMAS B. WINMILL, ESQ.* -- Director, Chief Executive Officer, President, and General Counsel of the Fund. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is also a Director of seven other investment companies in the Investment Company Complex. He is 41 years old.

ROBERT D. ANDERSON * -- Vice Chairman. He is Vice Chairman and a Director of four other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He is 71 years old.

     Thomas B. Winmill and Robert D. Anderson are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

     The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

THOMAS B. WINMILL, ESQ. -- Chief Executive Officer, President, and General Counsel. (see biographical information above)

ROBERT D. ANDERSON -- Vice Chairman and Director. (see biographical information above)

BASSETT S. WINMILL -- Chief Investment Strategist. He is the Chief Investment Strategist of the Investment Manager and the Chairman of the Board of five investment companies in the Investment Company Complex. He is a member of the

New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is 71 years old.

MARION E. MORRIS -- Senior Vice President. She is a Senior Vice President of the Investment Manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager. She is 55 years old.

WILLIAM G. VOHRER - Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He joined the company in February 2001. From 1999 to 2001, he was an independent consultant specializing in accounting matters. From 1994 to 1999 he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican Securities broker/dealer. He is 50 years old.

MONICA PELAEZ, ESQ. - Chief Compliance Officer, Vice President, and Associate General Counsel. She joined the company in May 2000. Previously, she was Special Assistant Corporation Counsel to the New York City Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise & Plimpton from 1997 to 1998. She is a member of the New York State Bar. She is 29 years old.



Compensation Table


                                                                                                          Total Compensation
                                                                                                          From Fund and
                              Aggregate       Pension or Retirement                                       Investment Company
                              Compensation    Benefits Accrued as Part   Estimated Annual Benefits        Complex Paid to
Name of Person, Position      From Fund       of Fund Expenses           Upon Retirement                  Directors
Bruce B. Huber,               $3,000          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies
James E. Hunt,                $3,000          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies
John B. Russell,              $3,000          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies

     Information in the above table is based on fees paid during the year ended December 31, 2000.

     No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of April 25, 2001, officers and Directors of the Fund owned less than 5% of the outstanding shares of the Fund. As of April 25, 2001, no shareowner of record owned more than 5% of the Fund's outstanding shares.

     The Fund, the Investment Manager and Investor Service Center, Inc. (the Fund's distributor) each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund.

                               INVESTMENT MANAGER


     The Fund's Investment Manager is Midas Management Corporation, 11 Hanover Square, New York, NY 10005. The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Winmill & Co. Incorporated ("Winco"). The other principal subsidiaries of Winco include Investor Service Center, Inc., the Fund's Distributor and a registered broker-dealer and CEF Advisers, Inc. a registered investment adviser.



     Winco is a publicly owned company whose securities are listed on The Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager. The Fund and its investment company affiliates had net assets in excess of $179,000,000 as of February 11, 2001.

                         INVESTMENT MANAGEMENT AGREEMENT


     Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. For the fiscal years ended December 31, 1998, 1999 and 2000 the Fund paid to the Investment Manager aggregate investment management fees of $367,537, $302,873, and $305,677, respectively.


     The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.


     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those Directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. The cost of such services billed to the Fund by the Investment Manager for the fiscal years ended December 31, 1998, 1999 and 2000, was $20,306, $21,361 and $29,945,
respectively.


     The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will continue automatically for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

     Winco has granted the Fund a non-exclusive license to use various service marks including "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winco. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading ("Business Day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a portion of the Fund's net assets may be invested in foreign securities that are traded in foreign markets that are not necessarily closed on days when the NYSE is closed, the net asset value per share may be affected on days when shareholders have no access to the Fund or its transfer agent.

     Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and The Nasdaq Stock Market are valued at the last sale price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only over-the-counter are valued at the mean between the last available bid and asked quotations, if available, or at their fair value as determined in good faith by or under general direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

     Foreign securities are valued at the last sale price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

     Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES


     The Fund will only issue shares upon payment of the purchase price by check made to the Fund's order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund's Prospectus. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of less than five hundred dollars ($500), subject to the requirements of applicable law.


                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


          P(1+T)n = ERV

Where:    P       =      a hypothetical initial payment of $1,000;
          T       =      average annual total return;
          n       =      number of years; and
          ERV     =      ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended December 31, 2000



One Year               (21.18)%
Five Years             0.78%
Ten Years              9.85%


Cumulative Total Return

     Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        CTR=( ERV-P )100
                             -------
                               P

            CTR    =    Cumulative total return

            ERV    =    ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period

            P      =    initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


     The cumulative return for the Fund for the one year, five year and ten year periods ending December 31, 2000 is (21.18)%, 3.98%, and 155.89%, respectively.


Source Material


     From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities, including but not limited to small company growth, capital appreciation, and growth funds indices. Indices are fully invested in the securities they index, whereas the Fund is managed and may hold cash, non-comparable securities, or be leveraged. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:


Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's Digest, a bimonthly magazine that periodically features the performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual Investor, a newspaper that periodically reviews mutual fund performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International World Index measures the performance of stock markets in 16 nations, including Australia, Hong Kong, Germany, the United Kingdom, Canada, and the United States.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Smith Barney bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA Today, a national newspaper that periodically reports mutual fund performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

     Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES


     Pursuant to a Distribution Agreement, Investor Service Center, Inc. (the "Distributor") 11 Hanover Square, New York, NY 10005, acts as the principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted under Rule 12b-1 of the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in the amount of three-quarters of one percent per annum of the Fund's average daily net assets as compensation for distribution activities. During the fiscal year ended December 31, 2000, the Fund paid to the Distributor a fee in the amount of $151,812 under the Plan.


     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

     With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and other affiliated investment companies at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.


     The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, postage, dealer payments, and in-bound call center. Of the amounts paid by the Fund to the Distributor during the Fund's fiscal year ended December 31, 2000, representative amounts approximating $35 was for advertising, $39,865 for printing and mailing prospectuses and other information to other than current shareholders, $387 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, $264,119 for compensation of sales personnel, and $36,618 for other miscellaneous expenses, including allocated occupancy and telephone expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures, $400,248, incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation, $341,024, paid by the Fund and received by the Distributor pursuant to the Plan for such period.


                             ALLOCATION OF BROKERAGE


     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


     The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of shares of the Fund or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research services provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.


     During the fiscal years ended December 31, 1998, 1999 and 2000, Special Equities paid total brokerage commissions of $158,033, $171,963 and $211,782 respectively. For the fiscal year ended December 31, 2000, $211,782 in brokerage commissions was allocated to broker/dealers that provided research, analytical, statistical, and other services to the Fund, including third party research, market and comparative industry information, portfolio analysis services, computerized market data and other services. For the fiscal years ended December 31, 1999 and 2000, $0 and $0, respectively, in brokerage commissions was allocated to broker/dealers for selling shares of the Fund and other Funds advised by the Investment Manager or its affiliates.

     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.


     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

     From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

     When attempting to make a distribution to shareholders, if the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to redeposit a shareholder check, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.


     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates and shareholders would treat all distributions as dividends (that is, ordinary income).


     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.


     A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or any other distribution the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.


     Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by the Fund do not qualify for the dividends-received deduction.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss) even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


     The Fund may elect to "mark-to-market," if any, its stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to the underlying property, then the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Foreign Currencies. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time the Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

     Financial Instruments and Foreign Currencies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.

     When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.


     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                            CAPITAL STOCK INFORMATION

     The Fund has authorized capital of 500 million shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently, the Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series.

     Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of the fund are fully paid and non-assessable and have no preemptive or conversion rights.

     There will be no annual meeting of stockholders for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board, the president, or the co-president deems appropriate; or (c) as called by the secretary upon the written request of not less than 25% of all shares entitled to vote at such meeting, provided that (i) the stockholders' request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.


                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian"), has been retained to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789, acts as the Fund's Transfer and Dividend Disbursing Agent.

     The Fund has entered into an agreement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period ended December 31, 2000, the Funds' transfer agent fees and custodian fees were reduced by $6,818 and $376, respectively, under such arrangements.

     The Fund and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Fund participates in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to the Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Directors.

                                    AUDITORS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. The Fund's financial statements are audited annually.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the fiscal year ended December 31, 2000, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                    APPENDIX -- DESCRIPTIONS OF BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Standard & Poor's Ratings Group Corporate Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.


BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                        MIDAS SPECIAL EQUITIES FUND, INC.

Part C. Other Information

Item 23. Exhibits

(a) (1) Articles of Amendment and Restatement of the Articles of Incorporation filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000788422-98-000005

     (2) Articles of Amendment of Articles of Amendment filed with the Securities and Exchange Commission on July 12, 1999, Accession Number 0000788422-99-000012

(b)  Amended Bylaws filed herewith

(c) (1) Articles of Amendment and Restatement of the Articles of Incorporation filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000788422-98-000005

     (2) Articles of Amendment of Articles of Amendment filed with the Securities and Exchange Commission on July 12, 1999, Accession Number 0000788422-99-000012

     (3)  Amended Bylaws filed herewith.

(d) Investment Management Agreement filed with the Securities and Exchange Commission on July 12, 1999, Accession Number 0000788422-99-000012

(e) (1) Form of Distribution Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000788422-98-000005

     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on April 30, 1998, Accession number 0000788422-98-000005

(f)  not applicable.

(g) (1) Supplement to Custody and Investment Accounting Agreement filed herewith

     (2) Form of Custody and Investment Accounting Agreement, filed with the Securities and Exchange Commission on April 29, 1997, accession number 0000052234-97-000003

(h) (1) Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number
          0000788422-98-000005

     (2) Form of Agency Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000788422-98-000005

     (3)  Amendment to Credit Facilities Agreement filed herewith

     (4) Form of Credit Facilities Agreement filed with the Securities and Exchange Commission on April 30, 1998, accession number
          0000788422-98-000005

     (5) Form of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000788422-98-000005

     (6) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on April 30, 1998, accession number 0000788422-98-000005

     (7) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on April 30, 1998, Accession Number 0000788422-98-000005

(i)  Opinion and Consent of Counsel as to Legality of Securities Being
     Registered: Filed herewith

(j)  (1)  Accountants Consent filed herewith

     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485 filed herewith

(k)   Not applicable

(m) Amended Plan and Agreement of Distribution filed with the Securities and Exchange Commission on April 30, 1998, Accession number
     0000788422-98-000005

(n)  Not applicable.

(p)  Amended Code of Ethics filed herewith


Item 24. Persons Controlled by or under Common Control with Registrant

     Not  applicable.

Item 25. Indemnification

     The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages;
(2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's amended Investment Management Agreement between the Registrant and Midas Management Corporation ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

     The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Funds' distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd. CEF serves as investment manager to Bexil Corporation, Global Income Fund, Inc., and Tuxis Corporation.

Item 27.  Principal Underwriters

a) Investor Service Center, Inc. ("Service Center") serves a principal underwriter of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal          Position and Offices with Service Center   Position and Offices
Business Address                                                       with Registrant
---------------------------------------------------------------------- ---------------------------------
Thomas B. Winmill           Director, President, Chief Executive       Director, President, Chief
11 Hanover Square           Officer and General Counsel                Executive Officer and General
New York, NY 10005                                                     Counsel

Robert D. Anderson          Director, Vice Chairman                    Director, Vice Chairman
11 Hanover Square
New York, NY 10005

Bassett S. Winmill          Representative                             Chief Investment Strategist
11 Hanover Square
New York, NY 10005

William G. Vohrer           Director, Treasurer, Chief Accounting      Treasurer, Chief Accounting
11 Hanover Square           Officer, Chief Financial Officer           Officer, Chief Financial Officer
New York, NY 10005

Marion E. Morris            Senior Vice President                      Senior Vice President
11 Hanover Square
New York, NY 10005

Monica Pelaez               Vice President, Chief Compliance           Vice President, Chief
11 Hanover Square           Officer, Secretary and Associate General   Compliance Officer, Secretary
New York, NY 10005          Counsel                                    and Associate General Counsel

Irene K. Kawczynski         Vice President                             None
11 Hanover Square
New York, NY 10005

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at State Street Bank and Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29. Management Services

     There are no management related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 30. Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this April 30, 2001.


                        MIDAS SPECIAL EQUITIES FUND, INC.

                              /s/Thomas B. Winmill
                          Thomas B. Winmill, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Thomas B. Winmill        Director, President, Chief            May 1, 2001
-----------------        Executive Officer and General
Thomas B. Winmill        Counsel

Robert D. Anderson       Vice Chairman                         May 1, 2001
------------------
Robert D. Anderson

William G. Vohrer        Treasurer, Chief Accounting           May 1, 2001
-----------------        Officer, Chief Financial Officer
William G. Vohrer

Bruce B. Huber           Director                              May 1, 2001
--------------
Bruce B. Huber

James E. Hunt            Director                              May 1, 2001
-------------
James E. Hunt

John B. Russell          Director                              May 1, 2001
---------------
John B. Russell

                                  EXHIBIT INDEX


EXHIBIT

(b)  Amended By-Laws

(c)  (3)  Amended By-Laws

(g)  (1)  Supplement to Form of Custody and Investment Accounting Agreement.

(h)  (3)  Amendment to Credit Facilities Agreement

(i)  Opinion and Consent of Counsel as to Legality of Securities Being
     Registered.

(j)  (1)  Accountant's Consent.

     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485.

(p)  Amended Code of Ethics